SECURITIES AND EXCHANGE COMMISSION
UNITED STATES
Washington, DC 20549

FORM 8-K
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 4, 2014
Body Central Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-34906	14-1972231
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6225 Powers Avenue Jacksonville, FL		32217
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number including area code: (904) 737-0811
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On September 5, 2014, Body Central Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other things, that it is effecting a 1-for-10 reverse stock split of its common stock (the “Reverse Stock Split”), pursuant to which each 10 shares of issued and outstanding common stock and equivalents are being converted into 1 share of common stock.  The Company is amending the Original Form 8-K to provide a clarification as to the timing pursuant to which the Reverse Stock Split is being implemented, as set forth in Item 8.01 of this Form 8-K/A, Amendment No. 1 (this “Form 8-K/A”). The Original Form 8-K is being amended solely as set forth in Item 8.01 of this Form 8-K/A.

Item 8.01. Other Events.

In its press release dated September 4, 2014 and in the Original Form 8-K, the Company announced that it is implementing the 1-for-10 Reverse Stock Split of its common stock as described in Item 5.03 of the original Form 8-K. The Company wishes to issue a clarification as to the timing pursuant to which the Reverse Stock Split is being implemented.

The Reverse Stock Split is anticipated to be effective for trading purposes on the OTC Pink marketplace commencing with the opening of trading on Tuesday, September 9, 2014 pursuant to an exchange notice from FINRA.  In connection therewith, also beginning on September 9, 2014, the Company's common stock will begin trading under a new CUSIP number 09689U201. Commencing on September 9, 2014 and continuing for 20 business days, the Company's common stock will trade under the symbol “BODYD” to denote effectiveness of the Reverse Stock Split, after which time the company’s trading symbol will revert back to “BODY”.

On September 5, 2014, the Company issued a press release clarifying that the Reverse Stock Split is anticipated to be effective for trading purposes at the market open on Tuesday, September 9, 2014 as described above. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K/A.

Forward Looking Statements:

This Form 8-K/A, including Exhibit 99.1 hereto, contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically preceded by words such as “believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions, although some forward-looking statements are expressed differently. Forward-looking statements represent the Company's management judgment regarding future events. Although the Company believes the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than the statements of historical fact included in this Form 8-K/A are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in the forward-looking statements due to a number of factors including, but not limited to, factors identified from time to time in the Company's periodic filings with the SEC, including the Company's Annual Report on Form 10-K filed with the SEC on March 27, 2014, the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 14, 2014, and other factors identified from time to time in the Company's periodic filings with the SEC. The Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

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Exhibit No.	Description
99.1	Press Release of Body Central Corp. dated September 5, 2014
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY CENTRAL CORP.
(registrant)

Dated: September 5, 2014                By: /s/ Timothy J. Benson
Name: Timothy J. Benson
Title: Senior Vice President, Finance and Secretary

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